UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2017

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On May 4, 2017, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) held its Annual Meeting of Stockholders.  At that meeting, the holders of Farmer Mac’s voting common stock: (1) elected all ten of the nominees for director identified in Farmer Mac’s Proxy Statement previously filed on April 3, 2017 and on the ballot; (2) ratified the selection of PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2017; (3) approved an advisory proposal approving the compensation of Farmer Mac’s named executive officers as described in Farmer Mac’s Proxy Statement previously filed on April 3, 2017; and (4) approved an advisory proposal selecting the frequency of one year for future stockholder advisory votes to approve the compensation of Farmer Mac’s named executive officers.  Shares were voted on these four items as set forth below.

Election of Directors

Farmer Mac’s federal charter provides that five directors are elected annually by a plurality of the votes of the holders of Class A Voting Common Stock and five directors are elected annually by a plurality of the votes of the holders of Class B Voting Common Stock.  Listed below are the final results for the election of directors (by class, with cumulative voting):

Class A Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Dennis L. Brack	649,143	95,404
James R. Engebretsen	649,143	95,404
Dennis A. Everson	648,768	95,404
Mitchell A. Johnson	647,768	95,404
Clark B. Maxwell	655,018	95,404

Class B Stockholders

Nominee	Number of Votes For	Broker Non-Votes
Richard H. Davidson	591,526	None
Douglas A. Felton	591,527	None
Douglas L. Flory	88,474	None
Thomas W. Hill	591,864	None
Douglas E. Wilhelm	591,864	None

Based on these voting results, the following individuals were elected to serve as directors of Farmer Mac for one-year terms until Farmer Mac’s next Annual Meeting of Stockholders:  Dennis L. Brack, Richard H. Davidson, James R. Engebretsen, Dennis A. Everson, Douglas A. Felton, Douglas L. Flory, Thomas W. Hill, Mitchell A. Johnson, Clark B. Maxwell, and Douglas E. Wilhelm.

In addition to the ten directors elected at the Annual Meeting of Stockholders on May 4, 2017, the following directors appointed by the President of the United States continue to serve as directors of Farmer Mac:  Lowell L. Junkins (Chairman), Myles J. Watts (Vice Chairman), Chester J. Culver, Sara L. Faivre, and Bruce J. Sherrick.  Those five directors have no specified term and serve at the pleasure of the President of the United States.

Ratification of Selection of PricewaterhouseCoopers LLP as Farmer Mac’s Independent Registered Public Accounting Firm for 2017

Farmer Mac’s By-Laws provide that the Audit Committee’s selection of accountants shall be made annually in advance of the Annual Meeting of Stockholders and shall be submitted for ratification or rejection at such meeting.  Farmer Mac’s Audit Committee previously selected PricewaterhouseCoopers LLP as Farmer Mac’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  Listed below are the final results for the stockholder vote on the ratification of that selection (Class A votes and Class B votes combined):

Number of Votes
For	1,221,210
Against	21,538
Abstain	900
Broker Non-Votes	None

Advisory Vote to Approve Compensation of Farmer Mac's Named Executive Officers (“Say-on-Pay”)

Listed below are the final results for the stockholder Say-on-Pay advisory vote (Class A votes and Class B votes combined):

Number of Votes
For	934,944
Against	8,550
Abstain	204,750
Broker Non-Votes	95,404

Advisory Vote to Approve Frequency of Future Advisory Votes on Compensation of Farmer Mac's Named Executive Officers (“Say-on-Frequency”)

Listed below are the final results for the stockholder Say-on-Frequency advisory vote (Class A votes and Class B votes combined):

Number of Votes
One Year	910,249
Two Years	1,700
Three Years	32,145
Abstain	204,150
Broker Non-Votes	95,404

Farmer Mac intends to hold future advisory Say-on-Pay votes every year. However, because this vote is advisory and not binding on Farmer Mac’s Board of Directors or Farmer Mac, Farmer Mac’s Board of Directors may decide that it is in the best interests of Farmer Mac’s stockholders and Farmer Mac to hold an advisory vote less frequently than the option selected by Farmer Mac’s stockholders. Additionally, Farmer Mac’s Board of Directors may reevaluate this determination after the next stockholder Say-on-Frequency advisory vote.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: May 9, 2017